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                                                                    EXHIBIT 32.2

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Mark A. Payne, President and Chief Financial Officer of Redline Performance Products, Inc. (the "Company"), hereby certify that:

          (1) the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2003                      /s/ Mark A. Payne
                                           -------------------------------------
                                           Mark A. Payne
                                           President and Chief Financial Officer


         The foregoing certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-QSB or as separate disclosure documents. A signed original of this written statement has been provided to Redline Performance Products, Inc. and will be retained by Redline Performance Products, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.